UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9696 Bonita Beach Rd, Suite 208, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01	Entry into a Material Definitive Agreement.

On August 30, 2024, Innovative Gourmet LLC (“Innovative Gourmet”), which is a wholly-owned subsidiary of Innovative Food Holdings, Inc. (the “Company”), and iGourmet, LLC, which is a wholly-owned subsidiary of Advansiv Gourmet Group, Inc. (the “Buyer”) closed the transaction contemplated by that certain Asset Purchase Agreement, dated August 6, 2024, between Innovative Gourmet and the Buyer (as subsequently amended and restated on August 30, 2024, the “APA”, and such transaction, the “Transaction”). Pursuant to the APA, Innovative Gourmet sold to Buyer substantially all of its assets related to marketing and selling certain artisan foods and related drop-ship fulfillment services (the “Purchased Assets”). At closing, $525,000 was paid to Innovative Gourmet, and an additional $175,000 will be paid to Innovative Gourmet 30 days after closing.

In connection with the closing of the Transaction, Innovative Gourmet and the Buyer entered into a Transition Services Agreement, dated August 30, 2024 (the “TSA”), pursuant to which Innovative Gourmet will provide certain inventory and fulfilment services related to the Purchased Assets (the “Transition Services”) for a period of thirty days after closing.

The foregoing summaries of the APA and TSA are not complete and are subject to, and qualified in their entirety by, the provisions of the APA and the TSA, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On September 4, 2024, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1+^	Amended and Restated Asset Purchase Agreement, dated August 30, 2024, between Innovative Gourmet LLC, iGourmet LLC and Advansiv Gourmet Group, Inc.
10.2^	Transition Services Agreement, dated August 30, 2024, between Innovative Gourmet LLC, iGourmet LLC and Advansiv Gourmet Group, Inc.
99.1	Press Release, dated September 4, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

+ Certain portions of this exhibit are omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are not material and are the type that the Company treats as private or confidential. The Company hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

^ Certain portions of the exhibit have been omitted pursuant to Item 601(a)(6) of Regulation S-K. The Company hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: September 4, 2024
By: /s/ Robert William Bennett Robert William Bennett
Chief Executive Officer